PHARMA-BIO SERV INC.

# Corporate Presentation

## December 2014

# Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws, which statements may include information regarding the plans, intentions, expectations, future financial performance, or future operating performance of Pharma-Bio Serv. Forward-looking statements are based on the expectations, estimates, or projections of management as of the date of this presentation. Although Pharma-Bio Serv's management believes these expectations, estimates, or projections to be reasonable as of the date of this presentation, forward-looking statements are inherently subject to significant business risks, economic and competitive uncertainties, or other contingencies, which could cause its actual results or performance to differ materially from what may be expressed or implied in the forward-looking statements. Important factors that could cause Pharma-Bio Serv's actual results or performance to differ materially from the forward-looking statements include those set forth in the "Risk Factors" section of Pharma-Bio Serv's Annual Report on Form 10-K for the year ended October 31, 2013 and in its other filings with the Securities and Exchange Commission, which filings are available on www.sec.gov. Pharma-Bio Serv disclaims any intention or obligation to update or revise any forward-looking statements to reflect subsequent events and circumstances, except to the extent required by applicable law.

# Core Business

PHARMA-BIO SERV INC.
Validation & Compliance

- Regulatory & Validation Compliance Consulting
- Quality Risk Management
- Technology Transfer
- Quality Systems
- Calibration

SCIENZA LABS
QUALITY TESTING SERVICES
CERTIFIED ISO 9001

- Validated Microbiological and Analytical Testing
- Field Support
- Method Development and Validation

# Comprehensive Support Services

PHARMASERV Academy

- State-of-the-art Multi-disciplinary Technical And Regulatory Standards Training and Knowledge Management

integratek Information Technology Services

Microsoft CERTIFIED Partner

- Microsoft Certified Partner Technology Consulting Practice

# Investment Highlights

- Industry Leader In Regulatory Compliance Consulting
- Organic & Acquisition Growth Strategy
- 2M Share Buyback In Place
- $14M Cash On Balance Sheet
- Top Tier T. R. Winston & Company M & A Advisory Team members include Michael Meyers, M.P.H., Managing Director and Head Of Investment Banking and Scott Gottlieb M.D., formerly FDA Deputy Commissioner and a Resident Fellow at the American Enterprise Institute, among other T.R. Winston professionals.
- Exceptional Management Team With A History Of Driving Strong Growth And Consistent Profits.



# Key Statistics

## Pharma-Bio Serv Inc.

| | |
|---|---|
| Stock Symbol: | PBSV |
| Exchange: | OTC.QB |
| Recent Price: | $1.26 (11.26.14) |
| 52-Week Range: | $0.80 to $2.12 |
| Shares Outst: | 23M (09.11.14) |
| Market Cap: | $29M (11.26.14) |
| 2013 Revenue | $33M |
| 2013 Net Income | $4.9M |
| Fiscal year End | Oct 31 |
| Industry: | Regulatory Compliance Consulting |
| Headquarters: | Dorado, Puerto Rico |



# Recent Developments

- December 2014 – Retained T.R. Winston & Company to assist Pharma-Bio Serv in enhancing the Company's growth strategy through business development and mergers and acquisitions.

- October 2014 – Signed Strategic Collaboration Agreement With Quality Technical Iberica, S.L., supporting development of a new Pharma-Bio Serv Calibrations, Validation, HVAC And Clean Room Qualification Services division.

- June 2014 – Announced 2M Share Stock Buyback Program

- June 2014 – Received Presidential Award For Exports - The Highest Recognition Any U.S. Entity May Receive For Making A Significant Contribution To The Expansion Of U.S. Exports.

# Financial Highlights

- Revenues of $20.4M, Net Income of $1.6 million for the nine months ended July 31, 2014, a decrease of $3.9M and $2.1M respectively vs. 2013.

- Record total net revenues of $33.1 million for the year ended October 31, 2013, an increase of approximately $3.8 million, or 13% vs. 2012.

- $2.2 and $1.0 million 2013 net revenue gains in the United States Consulting and Lab markets, respectively.

- Record net income of approximately $4.9 million for the year ended October 31, 2013, an increase of $0.2 million, or 4.7% vs. 2012.



# Historical Perspective

- ✧ Exceptional Corporate Management Culture
- ✧ Never Experienced A Losing Quarter



Revenues- All Divisions
38,000,000
36,000,000
34,000,000
32,000,000
30,000,000
28,000,000
26,000,000
24,000,000
22,000,000
20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
14,184,445
16,204,851
15,196,393
11,479,083
11,346,453
19,933,182
29,227,167
33,062,010
2006
2007
2008
2009
2010
2011
2012
2013
FY

# Validation & Compliance Consulting


COMPUTERIZED SYSTEMS VALIDATION
PROCESS
CLEANING
VALIDATION
EQUIPMENT
UTILITIES
FACILITIES
METHOD DEVELOPMENT
GAP ANALYSIS
COMPLIANCE ASSESSMENTS
INVESTIGATIONS AND RESOLUTIONS (CAPA's)
SYSTEMS TROUBLESHOOTING
DOCUMENTATION AND TRAINING SUPPORT
RISK-BASED VALIDATION SERVICES
COMPLETE QUALITY SYSTEMS SUPPORT
ON-TIME CORRECTIVE AND PREVENTIVE ACTIONS
CONTINUOUS REGULATORY COMPLIANCE

# Validation & Compliance Consulting

## Clients include:

✓ 8 of the Top 10 Global Bio-Pharma Companies

✓ 7 of the Top 10 Global Medical Technology Companies

✧ Recognized for 10 consecutive years as one of the top Validation & Compliance Service companies in Puerto Rico by Caribbean Business.

✧ Offices in the United States, Europe and the Caribbean and over 20 years of regulated industry support experience.


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# Validation & Compliance Consulting



## Global Life Sciences Industry Leader In Regulatory Compliance And Other Regulated Industry Support Services.



FDA and International agencies regulatory compliance related services

- Pharmaceutical
- Biotechnology
- Chemical
- Medical Device
- Cosmetic
- Food and Allied Products Industries

# Global Growth Strategy

- ✧ Provide Additional Regulatory Compliance Services in U.S., South America & European Markets Organically And Through Strategic Acquisition
- ✧ Expand Geographic Reach Organically And Through Strategic Acquisition
- ✧ Invest In U.S., South America & European Infrastructure And Talent
- ✧ Drive Comprehensive Services Model





# Differentiators



- In June 2011, Pharma-Bio Serv obtained a new Grant of Industrial Tax Exemption pursuant to the terms and conditions set forth in Act No. 73 of May 28, 2008 ("the Grant") issued by the Puerto Rico Industrial Development Company ("PRIDCO").

- The Grant provides relief on various Puerto Rico taxes, including income tax, with certain limitations for most of the activities carried on within Puerto Rico, including those that are for services to parties located outside of Puerto Rico.

# Track Record of Success



Cork, Ireland
Alcobendas, Spain
Plymouth Meeting, Pennsylvania
Los Angeles, California
Dorado, Puerto Rico

Our Global Offices

## Over 20 Years of Experience

- Successful Management Team
- Headcount: 245
- HQ in Puerto Rico with offices in U.S., Ireland and Spain



1993 Established Pharma Serv
1995 Pharma Serv Manages Technology Transfer and Process Validation Project for Major Pharmaceutical Client
2000 Pharma Serv Supports C&C and CSV Projects in PR and USA
2006 Recognized as one of the Top 20 employers in PR
2006 Established US Operations Office
2008 Established Ireland Operation Office
2008 Built Laboratory Testing Facility at PR Headquarters
2010 Established a Social Responsibility Project for Children Maltreatment Prevention in 2010
2011 #1 of Top 13 Validation Companies (Carribean Business)
2011 Establish Spain Operations Office
2014 Presidential Award for Exports
1993
1998
2003
2008
2013

## Trusted Validation Project Services Partner

- Excellent Track Record of Success
- Key certifications

# Esteemed Management and Board of Directors

- Elizabeth Plaza - Principal Executive Officer, Chairman of the Board since 2006
- Pedro J. Lasanta - Chief Financial Officer and Vice President - Finance and Administration since 2007
- Kirk Michel - Director since 2006
- Dov Perlysky - Director since 2004
- Howard Spindel - Director since 2006
- Irving Wiesen - Director since 2006

# For More Information

Investor Relations

Scott Gordon, President
CorProminence
377 Oak Street
Concourse 2
Garden City, NY 11530
Office: 631.703.4900
Email: scottg@corprominence.com

**DORADO, PR, USA**
+1 787 278 2709
**PLYMOUTH MEETING, PA, USA**
+1 215 997 3310
**CALIFORNIA AND U.S. WEST COAST, USA**
+1 310 426 0303
**ALCOBENDAS, SPAIN**
+34 91 452 9362
**CORK, IRELAND**
+35 321 4619034